                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Exchange
                                 Act of 1934

              Date of Report (Date of earliest event reported):
                                 May 22, 1995


                          CHOICE DRUG SYSTEMS, INC.
            (Exact name of Registrant as specified in its charter)


New York                          0-20606                       11-2310352
- - --------                        -----------                     ----------
(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                  Identification
incorporation)                                                     Number)

                 414 Alfred Avenue, Teaneck, New Jersey 07666
                 --------------------------------------------
                   (Address of principal executive offices)


                                (201) 833-2800
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not applicable
             ----------------------------------------------------
             (Former name, former address and former fiscal year,
                        if changed since last report)


- - -------------------------------------------------------------------------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         The Registrant reports the following sale of securities to inform its security holders.

         On December 22, 1994, pursuant to a Stock Purchase Agreement between Registrant and Counsel Corporation, an Ontario Corporation ("Counsel"), Counsel acquired 2,000,000 shares of the Company's Common Stock for $7,300,000. At that time Counsel was also granted two three-year warrants, the first of which grants it the right to purchase up to 1,000,000 shares of the Registrant's Common Stock at the exercise prices of $4.50 per shares, and the second of which grants it the right to acquire up to 800,000 shares of the Registrant's Common Stock at the exercise price of $5.50 per share. In connection with the Stock Purchase Agreement, the Registrant and Counsel entered into a Registration Rights Agreement which granted Counsel certain demand and piggyback registration rights. Following this transaction, Counsel beneficially owned approximately 38.4% of the outstanding Common Stock of the Company.

         On May 22, 1995, the Company completed a private offering (the "Offering") of units, consisting of Common Stock and two three-year warrants, one of which granted the right to acquire additional shares of Common Stock at the price of $4.50 per share, and the other of which granted the right to acquire additional shares of Common Stock at the exercise price of $5.50 per share. In connection with the Offering, Counsel acquired 596,362 shares of Common Stock and warrants to acquire an additional 536,726 shares of the Registrant's Common Stock for an aggregate consideration of $2,177,000. Following completion of the Offering, Counsel beneficially owns approximately 40.9% of Registrant's outstanding Common Stock.

         In connection with the Offering, Counsel agreed to abandon its rights under the December 16, 1994 Registration Rights Agreement. Counsel, along with other investors in the Offering as a group, is now entitled to comparable piggbyack and demand registration rights pursuant to a Registration Rights Agreement entered into as of May 22, 1995.

         Counsel funded its acquisitions of Registrant's Common Stock and warrants on December 16, 1994 and May 22, 1995 with its own capital.

         Allan C. Silber, a director and officer of Counsel who beneficially owns approximately 25.0% of Counsel's outstanding securities, also participated in the Offering. He acquired 50,000 shares of Registrant's Common Stock and warrants with respect to an aggregate of 45,000 additional shares of such Common Stock, constituting less than 1.0% beneficial ownership in Registrant's outstanding Common Stock, for $182,500. Mr. Silber borrowed from the Registrant the funds used to invest in the Offering. Such borrowing is evidenced by an interest-bearing five (5) year note in favor of the Registrant which is secured by the shares of Common Stock Mr. Silber acquired. Mr. Silber disclaims beneficial ownership of the securities of Registrant held by Counsel.

         The 1994 Stock Purchase Agreement provides that so long as Counsel continues to own the Common Stock acquired under the Agreement, the Registrant will use its best efforts to cause the election to its Board of Directors of four (4) individuals designated by Counsel who are reasonably acceptable to the Registrant. Initial designees are Allan Silber, Morris Perlis, Edward Sonshine and Joseph Furlong. The Stock Purchase Agreement also specifies that the Registrant will use its best efforts to maintain a Board of Directors consisting of eleven (11) members and use its best efforts to cause the Executive Committee to consist of five (5) members, including Allan Silber, Morris Perlis, Robert Kroll, John Haronian and one other individual who, with Counsel's consent, is no longer a member of the Executive Committee.
Registrant also agreed pursuant to the Stock Purchase Agreement to use its best efforts to elect Morris Perlis as Chief Executive Officer of the Registrant on an interim basis, and to elect Allan Silber Co-chairman of the Board of Directors on an interim basis. Currently Mr. Silber serves as Chairman of the Board and Mr. Perlis as Vice Chairman. Mr. Perlis was succeeded by Dirk Allison as Registrant's President and Chief Executive Officer following the acquisition of the Premier operations, as described below. Mr. Allison previously served as President and Chief Executive Officer of Premier.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Registrant reports the following acquisition and credit line to inform its security holders:

         Pursuant to an Agreement and Plan of Merger dated April 5, 1995, the Company acquired through arm's-length negotiations the operations of PremierPharmacy, Inc., a Delaware corporation ("Premier"). The acquisition was accomplished by a merger of a wholly-owned subsidiary of the Registrant into Premier. Premier provides pharmacy services to nursing homes and hospitals. Its nursing home pharmacy business is based in the New York Metropolitan area, and its hospital pharmacy business operates in Arkansas, California, Georgia, Iowa, Louisiana, Oklahoma, Tennessee and Texas.

         The acquisition will be accounted for as a purchase. The purchase price was approximately $4,250,000, payable in cash. The purchase price was funded in part by the proceeds of the Registrant's Offering and, in part, through a drawing on the Company's line of credit with CreditAnstalt Corporate Finance, Inc. ("CreditAnstalt"). Registrant has pledged substantially all of the assets of Premier to CreditAnstalt pursuant to the terms of that certain Credit Agreement among Registrant and CreditAnstalt dated May 19, 1995 (the "Credit Agreement").

         The closing of the Premier transaction occurred on May 22, 1995, and the Registrant intends to continue the acquired operations.

         Pursuant to the Credit Agreement, the Registrant has established a three (3) year revolving line of credit for $10,000,000. Terms of the Credit Agreement were negotiated on an arms-length basis. Proceeds of the line may be used to fund acquisitions, to satisfy outstanding debt and for general working capital purposes.

         In connection with establishing the line of credit, the Registrant was required to pledge to CreditAnstalt substantially all of its assets, including the newly acquired assets pertaining to the Premier operations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)      It is impracticable to provide the required financial
                          statements of the acquired business described in Item
                          2 and pro forma financial information at this time.
                          Such information will be filed within 60 days.

         (c) The exhibits filed as a part of this Report are listed in the Exhibit Index immediately following the signature page.

                                  SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CHOICE DRUG SYSTEMS, INC.



                                    By:    /s/ R. Dirk Allison
                                           -------------------------------------

                                    Name:  R. Dirk Allison
                                           -------------------------------------

                                    Title: President and Chief Executive Officer
                                           -------------------------------------



Date:    June 5, 1995

                                 Exhibit Index


Exhibit No.
- - -----------
 2.1                      Agreement and Plan Merger dated April 5, 1995 by and among Premier
                          Pharmacy, Inc., Registrant and a Delaware corporation to be organized as a wholly owned subsidiary of  Registrant (Incorporated by reference to Exhibit 2.1 to Registrant's Annual Report on Form
                          10-K for the year ended February 28, 1995 (the "1995 Annual Report
                          Form 10-K"))

4.1                       Stock Purchase Agreement dated December 16, 1994 between
                          Registrant and Counsel Corporation.  (Incorporated by reference to
                          Exhibit 4.7 to Registrant's 1995 Annual Report on Form 10-K.)

4.2                       Warrants issued to Counsel Corporation pursuant to Stock Purchase
                          Agreement.  (Incorporated by reference to Exhibits 4.8 and 4.9 to
                          Registrant's 1995 Annual Report on Form 10-K.)

4.3                       Form of Warrants issued pursuant to Registrant's private offering which closed on May 22, 1995.  (Incorporated by reference to
                          Exhibits 4.5 and 4.6 to Registrant's 1995 Annual Report on Form 10-
                          K.)

4.4                       Form of Registration Rights Agreement dated as of May 22, 1995 among Registrant and investors of such Offering.

99.1                      Credit Agreement among Registrant and CreditAnstalt Corporate
                          Finance, Inc., dated May 19, 1995.  (Incorporated by reference to
                          Exhibit 10.19 to Registrant's Annual Report on Form 10-K.)
